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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                   Current Report Pursuant Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 26, 2002


                                 OPTELECOM, INC.
                                 ---------------
                          (Exact Name of Registrant as
                            Specified in its Charter)



          DELAWARE                                       52-1010850
--------------------------------               ---------------------------------
(State of Other Jurisdiction of                (IRS Employer Identification No.)
Incorporation or Organization)



                    9300 GAITHER ROAD GAITHERSBURG, MD, 20877
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (301) 840-2121













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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants.

On April 26, 2002 Optelecom, Inc. (the "Company") dismissed Deloitte & Touche LLP ("D&T") as its independent auditors. D&T's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors based upon a review of fee proposals for the upcoming fiscal year and the Company's Board of Directors.

During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of D&T, there were no disagreements with D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference to the subject matter of such disagreements in connection with their reports;
and there were no reportable events, as listed in Item 304 (a)(1)(v) of Regution S-K.

The Company has provided D&T with a copy of these disclosures. Attached as
Exhibit 16 to this Form 8-K is a copy of D&T's letter, dated May 1, 2002, stating its agreement with such statements.

(b) New Independent Accountants.

The Company engaged Ernst & Young LLP ("E&Y") to act as its independent auditors, effective May 3, 2002. During the Company's two most recent fiscal years and any subsequent interim period prior to engaging E&Y, the Company has not consulted E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and E&Y did not provide either a written report or oral advice to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K. However, E&Y has provided due diligence services in connection with proposed and/or consummated investment transactions by the Company and its affiliates.

Item 7. Exhibits

(a) Exhibit.

    16      Deloitte & Touche's letter dated May 1, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                      OPTELECOM, INC.

Date:  May 3, 2002                    By  /s/ EDMUND LUDWIG
                                          --------------------------------
                                          Edmund Ludwig
                                          Director and President and CEO



Date:  May 3, 2002                    By  /s/ JAMES ARMSTRONG
                                          -------------------------------
                                          James Armstrong
                                          Director and Vice President of Finance






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